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                                                                    Exhibit 99.2

WEDNESDAY JANUARY 31, 2001

PRESS RELEASE

                    LAKES GAMING ANNOUNCES YEAR 2000 RESULTS

MINNEAPOLIS--(BUSINESS WIRE)--Jan. 31, 2001--Lakes Gaming, Inc. (Nasdaq:LACO) today announced results for the fiscal year ended December 31, 2000. Revenue for the year totaled $59.0 million. Net earnings for the year were $15.7 million and basic and diluted earnings were $1.47 per common share. Net earnings include a provision for litigation loss ($10.6 million net of tax), Lakes' share of losses from unconsolidated affiliates ($1.7 million net of tax), and the write-off of investments in unconsolidated affiliates ($3.3 million net of tax) for a total of $15.6 million net of tax non-operating charges or $1.47 per common share. Net earnings for the year prior to these charges were $31.3 million and basic and diluted earnings per share were $2.94 before the non-operating charges were incurred.

Lakes' balance sheet at December 31, 2000 included approximately $213 million in assets and $37.0 million in liabilities, including the litigation settlement provision of $18 million. Net worth of approximately $176 million represents a ten percent increase in shareholders equity despite the litigation settlement reserve and asset write-offs.

Total revenue at Grand Casino Coushatta, the casino resort in Louisiana managed by Lakes, inreased approximately five percent over the prior year. Increases at the casino in marketing and employee benefit costs resulted in a slight decrease to Lakes' management fee income from Coushatta, to $38.9 million from $40.6 million in the prior year. Lyle Berman, Chairman, CEO and President of Lakes stated, "We are very proud of the Grand Casino Coushatta operation and our partnership with the Coushatta Tribe of Louisiana. Future expansion plans at the site include 200 new hotel rooms opening in 2001, followed soon after by a special events/entertainment center, golf course and additional hotel rooms." Berman stated, "The past twelve months have been an exciting and productive time for our company. We began the year by announcing in February, 2000 that the Company and the Coushatta Tribe of Louisiana agreed to a new five year management contract for the Tribe's Grand Casino Coushatta operations. Although the contract has yet to be formally approved, we look forward to our continued relationship with the Coushatta Tribe."

In March 2000, the voters in the State of California approved a state constitutional amendment permitting California Tribes to operate Nevada-style casinos on Indian lands.




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Lakes quickly reacted by entering into agreements for the development of two new
California casinos through a joint venture, in addition to the two existing development and management contracts Lakes has for two other California casinos. During this time frame, Lakes announced the conclusion of the management contract for Grand Casino Avoyelles and was repaid all amounts owing to it under the buyout and loan agreements with the Tunica-Biloxi Tribe of Louisiana. At the end of July 2000, the Company announced that it had formed a joint venture, Metroplex-Lakes, to develop Las Vegas real estate owned by Lakes, with the goal to reduce risks of the Company and to begin to capture the value of a substantial asset on Lakes' balance sheet. A significant reduction in risk to the Company was accomplished when Lakes announced in June 2000, settlement agreements had been reached regarding both the Stratosphere shareholders' litigation and the Grand Casinos, Inc. shareholders' litigation. The settlements are still subject to final court approvals.

"At the end of the year," Berman continued, "we wrote off the carrying value of our investments in other companies such as Interactive Learning Group, Fanball.com and TRAK 21. We are always open to a good business opportunity, however, at this time, we are fully focused on the continued success of Grand Casino Coushatta and the five new casino projects to be developed."

The fourth quarter financial performance resulted in a loss of approximately $100,000 or ($0.01) per share which included the investment write-off of $3.3 million net after tax or $0.31 per share and $0.08 per share for Lakes proportionate share of losses from unconsolidated affiliates.

Lakes Gaming, Inc. currently manages the largest casino resort in Louisiana and has entered into development and management agreements with three separate tribes for three new casino operations, one in Michigan and two in California. The Company also has agreements for the development of two additional casinos on Indian owned land in California through a joint venture with MRD Gaming, and has entered into a joint venture agreement for the development of land on the Las Vegas strip. Lakes Gaming, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by the Company) contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks





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and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, those relating to development and construction activities, dependence on existing management, domestic or global economic conditions, activities of competitors and the presence of new or additional competition, fluctuations and changes in customer preferences and attitudes, changes in federal or state tax laws or the administration of such laws and changes in gaming laws or regulations (including the legalization of gaming in certain jurisdictions). For more information, review the Company's filings with the Securities and Exchange Commission.

                       LAKES GAMING, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheets
                                 (In thousands)

                                                                                                         Dec. 31,    Jan. 2,
                                                                                                           2000        2000
                                                                                                        ---------------------
Assets
Current Assets:
            Cash and cash equivalents                                                                   $ 10,469     $ 24,392
            Short-term investments                                                                        32,477       27,433
            Current installments of notes receivable                                                      16,679       15,406
            Accounts receivable                                                                            2,373        5,613
            Other current assets                                                                          16,057        7,380
-----------------------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                                      78,055       80,224
-----------------------------------------------------------------------------------------------------------------------------
Property and Equipment-Net                                                                                 1,414        1,888
-----------------------------------------------------------------------------------------------------------------------------
Other Assets:
            Land held for development                                                                     58,671       54,812
            Notes receivable-less current installments                                                    35,337       20,022
            Cash and cash equivalents-restricted                                                          30,270       12,149
            Investments in and notes from unconsolidated
              affiliates                                                                                   3,209        8,446
            Other long-term assets                                                                         5,853        5,997
-----------------------------------------------------------------------------------------------------------------------------
Total Other Assets                                                                                       133,340      101,426
-----------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                                            $212,809     $183,538
=============================================================================================================================







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
Liabilities and Shareholders' Equity
Current Liabilities:
            Accounts payable                                                                            $     79     $    488
            Income taxes payable                                                                           5,479        6,385
            Litigation and claims accrual                                                                 25,078        8,419
            Other accrued expenses                                                                         4,521        6,099
-----------------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                                                 35,157       21,391
-----------------------------------------------------------------------------------------------------------------------------
Long-term Liabilities:
            Long-term debt-less current installments                                                       1,850        1,500
            Deferred income taxes                                                                             --          786
-----------------------------------------------------------------------------------------------------------------------------
Total Long-Term Liabilities                                                                                1,850        2,286
-----------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                         37,007       23,677
-----------------------------------------------------------------------------------------------------------------------------

Commitments and Contingencies                                                                                 --           --

Shareholders' Equity:
            Capital stock, $.01 par value; authorized
            100,000 shares; 10,638 and 10,629 common shares
            issued and outstanding at December 31, 2000,
            and January 2, 2000, respectively                                                                106          106
            Additional paid-in-capital                                                                   131,525      131,406
            Accumulated other comprehensive earnings (loss)                                                 (333)        (478)
            Retained Earnings                                                                             44,504       28,827
-----------------------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                                               175,802      159,861
-----------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity                                                              $212,809     $183,538
=============================================================================================================================




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                       LAKES GAMING, INC. AND SUBSIDIARIES
                       Consolidated Statements of Earnings
                    (In thousands, except earnings per share)

                                                                                                          Three Months Ended
                                                                                                        ---------------------
                                                                                                        Dec. 31,      Jan. 2,
                                                                                                          2000         2000
Revenues:
            Management fee income                                                                       $ 6,652      $ 10,275

Costs and Expenses:
            Selling, general and administrative                                                           1,578         2,298
            Depreciation and amortization                                                                   332           481
-----------------------------------------------------------------------------------------------------------------------------
                Total Costs and Expenses                                                                  1,910         2,779
-----------------------------------------------------------------------------------------------------------------------------

Earnings From Operations                                                                                  4,742         7,496
-----------------------------------------------------------------------------------------------------------------------------

Other income (expense):
            Interest income                                                                               2,157         1,741
            Interest expense                                                                                (24)          (24)
            Equity in loss of unconsolidated affiliates                                                    (901)       (1,153)
            Other                                                                                            --          (135)
            Provision for litigation loss                                                                    --            --
            Write-down of unconsolidated affiliates                                                      (5,522)           --
-----------------------------------------------------------------------------------------------------------------------------
Total other income (expense), net                                                                        (4,290)          429
-----------------------------------------------------------------------------------------------------------------------------

Earnings before income taxes                                                                                452         7,925
Provision for income taxes                                                                                  556         3,722
-----------------------------------------------------------------------------------------------------------------------------

Net Earnings (Loss)                                                                                    ($   104)       $4,203
=============================================================================================================================

Diluted Earnings per Share                                                                             ($  0.01)       $ 0.39
=============================================================================================================================

Weighted Average Common Shares Outstanding                                                               10,638        10,628
Dilutive Effect of Stock Compensation Programs                                                                1            83
-----------------------------------------------------------------------------------------------------------------------------
Weighted Average Common and Diluted
  Shares Outstanding                                                                                     10,639        10,711
=============================================================================================================================


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                       LAKES GAMING, INC. AND SUBSIDIARIES
                       Consolidated Statements of Earnings
                    (In thousands, except earnings per share)

                                                                                                         Twelve Months Ended
                                                                                                        ---------------------
                                                                                                        Dec. 31,     Jan. 2,
                                                                                                          2000         2000
Revenues:
            Management fee income                                                                       $59,044      $54,716

Costs and Expenses:
            Selling, general and administrative                                                           9,025        7,750
            Depreciation and amortization                                                                 2,910        1,916
-----------------------------------------------------------------------------------------------------------------------------
                Total Costs and Expenses                                                                 11,935        9,666
-----------------------------------------------------------------------------------------------------------------------------

Earnings From Operations                                                                                 47,109       45,050
-----------------------------------------------------------------------------------------------------------------------------

Other income (expense):
            Interest income                                                                               7,943        7,580
            Interest expense                                                                                (97)         (98)
            Equity in loss of unconsolidated affiliates                                                  (2,904)      (2,925)
            Other                                                                                            63        1,285
            Provision for litigation loss                                                               (18,000)          --
            Write-down of unconsolidated affiliates                                                      (5,522)          --
-----------------------------------------------------------------------------------------------------------------------------
                Total other income (expense), net                                                       (18,517)       5,842
-----------------------------------------------------------------------------------------------------------------------------

Earnings before income taxes                                                                             28,592       50,892
Provision for income taxes                                                                               12,915       22,065
-----------------------------------------------------------------------------------------------------------------------------

Net Earnings                                                                                            $15,677      $28,827
=============================================================================================================================

Basic Earnings per Share                                                                                $  1.47      $  2.72
=============================================================================================================================

Diluted Earnings per Share                                                                              $  1.47      $  2.67
=============================================================================================================================

Weighted Average Common Shares Outstanding                                                               10,635       10,600
Dilutive Effect of Stock Compensation Programs                                                                7          186
-----------------------------------------------------------------------------------------------------------------------------
Weighted Average Common and Diluted
  Shares Outstanding                                                                                     10,642       10,786
=============================================================================================================================


--30--cr/ms*

Contact:

     Lakes Gaming, Inc., Minneapolis
     Timothy J. Cope:  952/449-7030
     www.lakesgaming.com